                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                       FRIENDSHIP CABLE OF ARKANSAS, INC.
                               File No. 1003838-0

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.

IT IS FURTHER CERTIFIED that the following documents are on file for this corporation as of this date:

ARTICLES OF INCORPORATION                                     JULY 11, 1986
CHANGE OF REGISTERED OFFICE AND/OR AGENT                     AUGUST 7, 1986
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    AUGUST 17, 1995
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996
ARTICLES OF MERGER                                        DECEMBER 29, 1998


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 27, 1999.

                                               /s/ ELTON BOMER     DLM
                                       -------------------------------
                                                 Elton Bomer
                                              Secretary of State

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                       FRIENDSHIP CABLE OF ARKANSAS, INC.
                               File No. 1003838-00

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.



[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 15, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                     [SEAL]

                      TEXAS COMPTROLLER OF PUBLIC ACCOUNTS
--------------------------------------------------------------------------------
           CAROLE KEETON RYLANDER - COMPTROLLER - AUSTIN, TEXAS 78774

                        CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Carole Keeton Rylander, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                        FRIENDSHIP CABLE OF ARKANSAS INC

is, as of this date, in good standing with this office having no franchise tax reports or payments due at this time.

This certificate is valid through the date that the next franchise tax report will be due 11-15-1999.

This certificate is valid for the purpose of conversion when the converted entity is subject to franchise tax as required by law.

This certificate is not valid for the purpose of dissolution, merger or withdrawal.

GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of Austin,
this 15th day of July, 1999 A.D.

/s/ CAROLE KEETON RYLANDER

CAROLE KEETON RYLANDER
Comptroller of Public Accounts

Charter/COA NO.: 010038388-0
Form 05-304 (Rev. 9-97/9)

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE


     IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:

                       FRIENDSHIP CABLE OF ARKANSAS, INC.
                              File No. 1003838-00


ARTICLES OF INCORPORATION                                     JULY 11, 1986
CHANGE OF REGISTERED OFFICE AND/OR AGENT                     AUGUST 7, 1986
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    AUGUST 17, 1995
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996
ARTICLES OF MERGER                                        DECEMBER 29, 1998


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 19, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                                                         [STAMP]

                            ARTICLES OF INCORPORATION
                                       OF
                       FRIENDSHIP CABLE OF ARKANSAS, INC.

         I, the undersigned, a natural person of the age of eighteen years or more acting as the incorporator of a corporation (hereinafter called the "Corporation") under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for the Corporation:

                                   ARTICLE ONE

         The name of the Corporation is Friendship Cable of Arkansas, Inc.

                                   ARTICLE TWO

         The period of duration of the Corporation is perpetual.

                                  ARTICLE THREE

         The purpose for which the Corporation is organized is to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000, par value $.01 per share, designated Common Stock. Each share of such Common Stock shall have identical rights and privileges in every respect.

                                  ARTICLE FIVE

         No holder of any shares of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive or preferential right to receive, purchase, or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation, (b) any obligations, evidences of indebtedness, or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase, or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or to receive, or any warrant or option for the purchase of, any of the foregoing securities, or (d) any other securities that may be issued or sold by the Corporation.

                                   ARTICLE SIX

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done, or property actually received.

                                  ARTICLE SEVEN

         Cumulative voting for the election of directors is expressly denied and prohibited.

                                  ARTICLE EIGHT

         The Board of Directors of the Corporation shall adopt the initial bylaws of the Corporation and may thereafter alter, amend, or repeal the bylaws of the Corporation or may adopt new bylaws, subject to the shareholders' concurrent right to alter, amend, or repeal the bylaws or to adopt new bylaws. The shareholders may provide that any or all bylaws altered, amended, repealed, or adopted by the shareholders shall not be altered, amended, reenacted, or repealed by the Board of Directors of the Corporation.

                                  ARTICLE NINE

         No contract or other transaction between the Corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, joint venture, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the Corporation is interested in, or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; and no contract, act, or transaction of the Corporation with any person shall be affected or invalidated by the fact that any director of the Corporation is a party to, or interested in, such contract, act, or transaction, or in any way connected with such person. Each and every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any person in which he may be in any way interested; provided that the fact of such interest shall have been disclosed to or shall be known by the other directors or the shareholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                   ARTICLE TEN

         The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding (as hereinafter defined) because the person (i) is or was a director of the Corporation or (ii) while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent that a corporation may grant indemnification to a director under the Texas Business Corporation Act, as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Texas Business Corporation Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Texas Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) that such indemnification or advancement is not permissible, shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of shareholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any person covered by the grant of mandatory indemnification contained above to such further extent as is permitted by law and may indemnify any other person to the fullest extent permitted by law.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                 ARTICLE ELEVEN

         The Corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of the unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor, without submitting such purchase to a vote of the shareholders of the Corporation.

                                 ARTICLE TWELVE

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half or any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the provisions of this Article Twelve shall be applicable to any required shareholder authorization or approval of:
(a) any amendment to these articles of incorporation; (b) any plan of merger, consolidation, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the

Corporation; (d) any voluntary dissolution of the Corporation; and (e) any distribution in partial liquidation which is paid out of the reduction surplus of the Corporation. Except as otherwise provided in this Article Twelve or as otherwise required by the Texas Business Corporation Act or other applicable law, the vote of the holders of a majority of the Corporation's shares entitled to vote and represented in person or by proxy at any meeting of shareholders at which a quorum is present shall be the act of such meeting. Nothing contained in this Article Twelve is intended to require shareholder authorization or approval of any action of the Corporation whatsoever unless such authorization or approval is specifically required by the other provisions of these articles of incorporation, the bylaws of the Corporation, or by the Texas Business Corporation Act or other applicable law.

                                ARTICLE THIRTEEN

         The address of the initial registered office of the Corporation is 1601 Elm Street, Dallas, Texas 75201, and the name of its initial registered agent at such address is C T Corporation System.

                                ARTICLE FOURTEEN

         The number of directors constituting the initial Board of Directors is one and the name and address of the person who is to serve as director until the first annual meeting of shareholders and until his successor is elected and qualified is as follows:

                   NAME                         ADDRESS

              Robert P. Buford             15000 Paluxy Road
                                           Tyler, Texas 75703

                                 ARTICLE SIXTEEN

         The name and address of the incorporator is as follows:

                   NAME                         ADDRESS

             Ronald A. Woessner            Founders Square
                                           900 Jackson Street
                                           Dallas, Texas 75202-4499

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1986.

                                                    /s/ RONALD A. WOESSNER
                                                    ----------------------

THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

         I, Peggy Ann Branton, a Notary Public, do hereby certify that on this 10th day of July, 1986, personally appeared before me Ronald A. Woessner who being by me first duly sworn declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.


                                                    /s/ PEGGY ANN BRANTON
                                                    ---------------------
                                                    Notary Public in and for
                                                    the State of Texas

My commission expires

     7/29/89
---------------------
                                        6

                             STATEMENT OF CHANGE OF
                     REGISTERED OFFICE AND REGISTERED AGENT
                         BY A TEXAS DOMESTIC CORPORATION

    1.    The name of the corporation is Friendship Cable of Arkansas, Inc.

    2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 1601 Elm Street, Dallas, Texas 75201.

    3. The address, including street and number, to which its registered office is to be changed is 15000 Paluxy Road, Tyler, Texas 75703.

    4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is CT Corporation.

    5.    The name of its new registered agent is Robert P. Buford.

    6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

    7.    Such change was authorized by its board of directors.

                                                   /s/ ROBERT P. BUFORD
                                                   ---------------------------
                                                   Robert P. Buford, President
Sworn to    8-4-86
        ---------------
             Date
                                                   /s/ GAYLE CARPENTER
                                                   ---------------------------
                                                         Notary Public


                                                      Smith County, Texas

(Notarial Seal)

[SEAL OF THE STATE OF TEXAS]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

                                                               [STAMP]

1.   The name of the corporation is      Friendship Cable of Arkansas, Inc.
                                   --------------------------------------------.

     The corporation's charter number is   0100383880
                                         --------------------------------------.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).


     15000 Paluxy Rd.
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

3. A. X The address of the NEW registered office is: (Please provide street --- address, city, state and zip code. The address must be in Texas.)

     2010 Sybil Lane
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

OR   B.    The registered office address will not change.
       ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is   Robert P. Buford
                                 ----------------------------------------------.

5.   A. X  The name of the NEW registered agent is   Kay Monigold
       ---                                         ----------------------------.

OR   B.    The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                    (Profit corporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---

     B. X An officer of the corporation so authorized by the board of --- directors; OR

     C. The members of the corporation in whom management of the corporation --- is vested pursuant to article 2.14C of the Texas Non-Profit
           Corporation Act.


                                             /s/ KAY MONIGOLD
                                             --------------------------------
                                                 An Authorized Officer


     Please submit this form in duplicate with the appropriate filing fee.
          PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

[SEAL OF THE STATE OF TEXAS]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

                                                               [STAMP]

1.   The name of the corporation is      Friendship Cable of Arkansas, Inc.
                                   --------------------------------------------.

     The corporation's charter number is   0100383880
                                         --------------------------------------.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).


     2010 Sybil Lane
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

3. A. X The address of the NEW registered office is: (Please provide street --- address, city, state and zip code. The address must be in Texas.)

     13850 Paluxy
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

OR   B.    The registered office address will not change.
       ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is   Kay Monigold
                                 ----------------------------------------------.

5.   A.    The name of the NEW registered agent is
       ---                                         ----------------------------.

OR   B. X  The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                    (Profit corporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---

     B. X An officer of the corporation so authorized by the board of --- directors; OR

     C. The members of the corporation in whom management of the corporation --- is vested pursuant to article 2.14C of the Texas Non-Profit
           Corporation Act.


                                             /s/ KAY MONIGOLD
                                             --------------------------------
                                                 An Authorized Officer


     Please submit this form in duplicate with the appropriate filing fee.
          PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

                                                                         [STAMP]


             ARTICLES OF MERGER OF FRIENDSHIP CABLE OF MISSOURI, INC. INTO
                     FRIENDSHIP CABLE OF ARKANSAS, INC.


         In accordance with Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

         1. Plan of Merger. The following Plan of Merger was unanimously approved by the shareholders and directors of Friendship Cable of Missouri, Inc. and Friendship Cable of Arkansas, Inc., all Texas corporations, in the manner prescribed by the Texas Business Corporation Act:

                  (a) The name of the corporations proposing to merge are Friendship Cable of Missouri, Inc., a Texas Corporation (Charter No. 1103070), herein referred to as the "Merging Corporation", and Friendship Cable of Arkansas, Inc., a Texas Corporation (Charter No. 1003838), herein referred to as the "Surviving Corporation."

                  (b) The terms and conditions of the merger are as follows:

                        (1) Upon the effective date of the merger, the separate corporate existence of the Merging Corporation shall cease and the Surviving Corporation shall become the owner, without other transfer, of all rights and the property of the Merging Corporation.

                        (2) The Surviving Corporation shall be obligated for the payment of the fair value of the shares of any shareholder of the Merging Corporation who has complied with the requirements of Article
         5.12 of the Texas Business Corporation Act for the recovery of the fair value of its shares.

                        (3) The Surviving Corporation shall be subject to all debts and liabilities of the Merging Corporation in the same manner as if the Surviving Corporation had itself incurred them.

                  (c) All of the issued and outstanding shares of the Merging Corporation will be assigned to the Surviving Corporation and cancelled. No additional shares of the Surviving Corporation will be issued.

                  (d) No new domestic corporation is to be created by the merger.

                  (e) Articles of Incorporation of the Surviving Corporation are attached hereto as Exhibit A.

                  (f) The Surviving Corporation shall continue the Merging Corporation's business as it has historically been conducted.

         2. Approval of Shareholders. The number of shares outstanding and the number of shares voting for and against the Plan of Merger for each corporation are as follows:

        Name of                  Shares          Shares        Shares Voted
      Corporation              Outstanding      Voted For        Against
      -----------              -----------      ---------        -------
    Friendship Cable of         1,000           1,000            0
    Missouri, Inc.

    Friendship Cable of         1,000           1,000            0
    Arkansas, Inc.

         3. Plan of Merger Duly Authorized - Surviving Corporation. The approval of the Plan of Merger was duly authorized by all actions required by the laws under which the Surviving Corporation was incorporated or organized and by its constituent documents.

         4. Plan of Merger Duly Authorized - Merging Corporation. The approval of the Plan of Merger was duly authorized by all actions required by the laws under which the Merging Corporation was incorporated or organized and by its constituent documents.

         DATED: December 22, 1998.

                                 CORPORATIONS:

                                 FRIENDSHIP CABLE OF MISSOURI, INC.



                                 By:  /s/ ROBERT P. BUFORD
                                      ------------------------------
                                      Robert P. Buford, President


                                 FRIENDSHIP CABLE OF ARKANSAS, INC.



                                 By:  /s/ ROBERT P. BUFORD
                                      ------------------------------
                                      Robert P. Buford, President

                                  EXHIBIT "A"

                                    [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION
                                       OF

                       FRIENDSHIP CABLE OF ARKANSAS, INC.
--------------------------------------------------------------------------------
                              CHARTER NO. 1003838

     The undersigned, as Secretary of State of the State of Texas, hereby certifies that Articles of Incorporation for the above corporation duly signed and verified pursuant to the provisions of the Texas Business Corporation Act, have been received in this Office and are found to conform to law.

     ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Incorporation and attaches hereto a copy of the Articles of Incorporation.

Dated    JULY 11, 1986
     -------------  --
                                                 /s/ ILLEGIBLE
                                       -------------------------------
                                               Secretary of State

[STATE OF TEXAS SEAL]                                 dae


                                                                         ANNEX B

                                                                         [STAMP]
                            ARTICLES OF INCORPORATION
                                       OF
                       FRIENDSHIP CABLE OF ARKANSAS, INC.

         I, the undersigned, a natural person of the age of eighteen years or more acting as the incorporator of a corporation (hereinafter called the "Corporation") under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for the Corporation:

                                 ARTICLE ONE

         The name of the Corporation is Friendship Cable of Arkansas, Inc.

                                 ARTICLE TWO

         The period of duration of the Corporation is perpetual.

                                ARTICLE THREE

         The purpose for which the Corporation is organized is to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Texas Business Corporation Act.

                                ARTICLE FOUR

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000, par value $.01 per share, designated Common Stock. Each share of such Common Stock shall have identical rights and privileges in every respect.

                                ARTICLE FIVE

         No holder of any shares of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive or preferential right to receive, purchase, or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation, (b) any obligations, evidences of indebtedness, or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase, or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or to receive, or any warrant or option for the purchase of, any of the foregoing securities, or (d) any other securities that may be issued or sold by the Corporation.

                                   ARTICLE SIX

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done, or property actually received.

                                  ARTICLE SEVEN

         Cumulative voting for the election of directors is expressly denied and prohibited.

                                  ARTICLE EIGHT

         The Board of Directors of the Corporation shall adopt the initial bylaws of the Corporation and may thereafter alter, amend, or repeal the bylaws of the Corporation or may adopt new bylaws, subject to the shareholders' concurrent right to alter, amend, or repeal the bylaws or to adopt new bylaws. The shareholders may provide that any or all bylaws altered, amended, repealed, or adopted by the shareholders shall not be altered, amended, reenacted, or repealed by the Board of Directors of the Corporation.

                                  ARTICLE NINE

         No contract or other transaction between the Corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, joint venture, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the Corporation is interested in, or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; and no contract, act, or transaction of the Corporation with any person shall be affected or invalidated by the fact that any director of the Corporation is a party to, or interested in, such contract, act, or transaction, or in any way connected with such person. Each and every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any person in which he may be in any way interested; provided that the fact of such interest shall have been disclosed to or shall be known by the other directors or the shareholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                   ARTICLE TEN

         The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding (as hereinafter defined) because the person (i) is or was a director of the Corporation or (ii) while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent that a corporation may grant indemnification to a director under the Texas Business Corporation Act, as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Texas Business Corporation Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Texas Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) that such indemnification or advancement is not permissible, shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of shareholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any person covered by the grant of mandatory indemnification contained above to such further extent as is permitted by law and may indemnify any other person to the fullest extent permitted by law.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                 ARTICLE ELEVEN

         The Corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of the unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor, without submitting such purchase to a vote of the shareholders of the Corporation.

                                 ARTICLE TWELVE

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half or any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the provisions of this Article Twelve shall be applicable to any required shareholder authorization or approval of:
(a) any amendment to these articles of incorporation; (b) any plan of merger, consolidation, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the

Corporation; (d) any voluntary dissolution of the Corporation; and (e) any distribution in partial liquidation which is paid out of the reduction surplus of the Corporation. Except as otherwise provided in this Article Twelve or as otherwise required by the Texas Business Corporation Act or other applicable law, the vote of the holders of a majority of the Corporation's shares entitled to vote and represented in person or by proxy at any meeting of shareholders at which a quorum is present shall be the act of such meeting. Nothing contained in this Article Twelve is intended to require shareholder authorization or approval of any action of the Corporation whatsoever unless such authorization or approval is specifically required by the other provisions of these articles of incorporation, the bylaws of the Corporation, or by the Texas Business Corporation Act or other applicable law.

                                ARTICLE THIRTEEN

         The address of the initial registered office of the Corporation is 1601 Elm Street, Dallas, Texas 75201, and the name of its initial registered agent at such address is C T Corporation System.

                                ARTICLE FOURTEEN

         The number of directors constituting the initial Board of Directors is one and the name and address of the person who is to serve as director until the first annual meeting of shareholders and until his successor is elected and qualified is as follows:

                   NAME                         ADDRESS

               Robert P. Buford             15000 Paluxy Road
                                            Tyler, Texas 75703


                                 ARTICLE SIXTEEN

         The name and address of the incorporator is as follows:

                   NAME                         ADDRESS

              Ronald A. Woessner             Founders Square
                                             900 Jackson Street
                                             Dallas, Texas 75202-4499

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1986.

                                                  /s/ RONALD A. WOESSNER
                                                  ------------------------

THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

         I, Peggy Ann Branton, a Notary Public, do hereby certify that on this 10th day of July, 1986, personally appeared before me Ronald A. Woessner who being by me first duly sworn declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.


                                                  /s/ PEGGY ANN BRANTON
                                                  ------------------------
                                                  Notary Public in and for
                                                  the State of Texas
My commission expires
      7/29/89
---------------------

                [TEXAS COMPTROLLER OF PUBLIC ACCOUNTS LETTERHEAD]

                         CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the current records of this office

                        FRIENDSHIP CABLE OF MISSOURI INC

is out of business, that all required reports for taxes administered by the Comptroller have been filed and that the taxes due on those reports have been paid. This certificate may be used for the purpose of dissolution, conversion, merger or withdrawal with the Texas Secretary of State.

This certificate is valid through 12-31-98

GIVEN UNDER MY HAND AND
SEAL OF OFFICE in the
City of Austin, this
18TH day of DECEMBER, 1998 A.D.

[SEAL]
/s/ JOHN SHARP

JOHN SHARP
Comptroller of Public Accounts

                                              Charter/C.O.A. number: 011030707-0

                [TEXAS COMPTROLLER OF PUBLIC ACCOUNTS LETTERHEAD]

                         CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the current records of this office

                        FRIENDSHIP CABLE OF MISSOURI INC

is out of business, that all required reports for taxes administered by the Comptroller have been filed and that the taxes due on those reports have been paid. This certificate may be used for the purpose of dissolution, conversion, merger or withdrawal with the Texas Secretary of State.

This certificate is valid through 12-31-98

GIVEN UNDER MY HAND AND
SEAL OF OFFICE in the
City of Austin, this
18TH day of DECEMBER, 1998 A.D.

[SEAL]
/s/ JOHN SHARP

JOHN SHARP
Comptroller of Public Accounts

                                              Charter/C.O.A. number: 011030707-0